THIRD AMENDMENT TO SUBSCRIPTION AGREEMENT

This Third Amendment to Subscription Agreement (this “Amendment”) is made and entered into as of the 25th day of November, 2007 by and between Trulite, Inc., a Delaware corporation (“Trulite”) and Contango Venture Capital Corporation (“CVCC”).

RECITALS

A. Trulite and CVCC entered into (i) that certain Subscription Agreement dated April 5, 2007 and (ii) that certain amendment to Subscription Agreement dated April 24, 2007 (as amended, the “Subscription Agreement”), and that certain Second Amendment to Subscription Agreement dated June 29, 2007 and desire to further amend the Subscription Agreement as set forth herein.

B. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Subscription Agreement.

NOW, THEREFORE, for and consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, Trulite and CVCC agree as follows:

1. Section 1 of the Subscription Agreement is hereby amended to read in its entirety as follows:

“1. Trulite shall issue to CVCC a number of shares of Common Stock determined by the quotient of (x) the aggregate principal balance of and accrued but unpaid interest on the Notes as of the close of business on the day immediately preceding the Effective Date divided by (y) the agreed price per share of Common Stock of $0.67 (collectively, the “Shares”).

2. Exhibit A to the Subscription Agreement is hereby amended in its entirety to read as Exhibit A attached to this Amendment, and all references to Notes in the Subscription Agreement shall be deemed to be references to the promissory notes listed on Exhibit A attached to this Amendment. Additionally, Trulite and CVCC acknowledge that the aggregate principal balance of the Notes is $765,000.

3. By executing this Amendment, Trulite affirms the representations and warranties set forth in Section 3 of the Subscription Agreement.

4. By executing this Amendment, CVCC affirms the representations and warranties set forth in Section 4 of the LLC Agreement.

5. Except as amended hereby, the Subscription Agreement shall remain unchanged.

Executed as of the date first set forth above.

TRULITE, INC.

By:
Name:
Title:

CONTANGO VENTURE CAPITAL CORPORATION

By:
Name:
Title:

2

EXHIBIT A

Date of Note	Payee	Aggregate Principal Amount
August 9, 2006	Contango Venture Capital Corporation	$125,000
November 22, 2006	Contango Venture Capital Corporation	$400,000
February 6, 2007	Contango Venture Capital Corporation	$240,000